PRIMUS THERAPEUTICS, INC.

23 Orchard Road
Suite 105

Skillman, NJ 08850

[Date]

[Lender]
[address]
[address]

Dear [Lender]:

This letter agreement (the “Agreement”) confirms the terms and conditions under which you (hereinafter “Lender”) have agreed to lend to Primus Therapeutics, Inc., a Delaware corporation (the “Company”), the sum specified on the signature page hereof (the “Loan”):

1. The Loan. Not later than one (1) Business Day following the date of execution of this Agreement, Lender shall deposit to the Company’s account, as specified in Schedule 1, by bank wire transfer of immediately available funds, the principal amount of the Loan. In consideration of the making of the Loan, the Company shall, immediately upon receipt of the proceeds thereof, issue to Lender an unsecured convertible promissory note (the “Note”), in the form attached hereto as Exhibit A. The Note shall bear interest at the rate, shall mature on the maturity date (the “Maturity Date”), and shall be prepayable at the time and in the manner, specified in Exhibit A. This Agreement and the Note are referred to herein as the “Transaction Documents”. For purposes of the Transaction Documents, the term “Business Day” means any day other than a day upon which banks in New York City are authorized or required by law to be closed.

2. Automatic Conversion.

a. In the event that the Company completes an initial public offering (an “Offering”) of its common stock prior to the Maturity Date, the outstanding principal amount of the Loan, together with any and all accrued but unpaid interest thereon (including default interest, if applicable) (collectively, the “Loan Balance”) shall automatically be converted, without further action by the Lender, into such number of shares of the Company’s common stock (the “Applicable Number”) as shall be determined by dividing the Loan Balance as of the day upon which the Offering is completed by the Conversion Price. The Conversion Price shall be the amount determined by multiplying the final price in such Offering by a factor of zero point seven five (0.75) . The shares issued upon conversion of the Loan Balance are referred to herein as the “Conversion Shares”.

b. The Company shall reserve out of its authorized and unissued Common Stock such number of shares of Common Stock as, in the judgment of the Company exercised in good faith, will be sufficient to permit the conversion of the Loan Balance. If at any time while the Note remains outstanding the Company does not have a sufficient number of authorized and reserved shares of Common Stock to satisfy its obligations pursuant to the preceding sentence, then the Company shall immediately take all action necessary to increase the Company’s authorized shares of Common Stock to comply with such obligations.

[Lender]
[Date]

c. Not later than ten (10) Business Days following completion of the Offering, and subject to the Lender having complied with its obligations pursuant to clause d. of this paragraph, the Company shall cause its transfer agent to issue the Applicable Number of Conversion Shares to the Lender. Unless otherwise directed by Lender, such shares shall be issued in book entry form, in the name of Lender, with the Lender’s address specified in paragraph 7.a. (or such other address as Lender shall have furnished to the Company). Upon issuance of the Applicable Number of Conversion Shares the Lender shall promptly surrender the Note to the Company. Issuance of the Applicable Number of Conversion Shares to the Lender shall fully discharge the obligations of the Company under the Note.

d. If in connection with an underwritten Offering any other stockholders of the Company are required to enter into a lock-up agreement with respect to their shares in the Company, the Lender shall, upon request from the Company, enter into a lock-up agreement, on materially the same terms and conditions, with respect to the Conversion Shares.

3. Registration Rights.

a. If at any time following the Offering the Company proposes to file a registration statement with the U.S. Securities and Exchange Commission (the “Commission”) with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, on convertible into, equity securities, for its own account or for the account of any stockholder of the Company (other than a registration statement on Form S-4 or Form S-8 or their successors or any other form for a limited similar purpose or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another person), the Company shall, at least thirty days prior to such filing, give written notice to the Lender of its intention to do so. Lender shall, not later than five (5) Business Days following receipt of such notice, inform the Company in writing (i) the number of Conversion Shares (if any) that Lender elects to have included in such registration) and (ii) the intended method of disposition of such Conversion Shares. The Company shall use its best efforts to cause the Conversion Shares that the Lender requests the Company to register to be included in such registration and shall use its reasonable best efforts to cause the managing Underwriter or Underwriters (if any) of a proposed underwritten offering to permit such Conversion Shares to be included in such registration on the same terms and conditions as any similar securities of the Company, in each case to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of Lender; provided, however, that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section without obligation to the Lender and Lender may elect upon written notice to withdraw its Conversion Shares from the registration.

b. In connection with any underwritten offering under this paragraph 3, the notice to the Lender specified in clause a. hereof shall state whether such offering is an underwritten offering and the Company shall not be required to include any Conversion Shares in such Underwriting Offering unless the Lender accepts the terms of the underwriting agreed upon, in their absolute discretion, by the Company and the managing underwriter or underwriters selected by the Company. If Lender has requested that Conversion Shares held by it be included in such Registration Statement Lender shall enter into such underwriting agreement as the Company and the managing Underwriter or Underwriters may in their absolute discretion negotiate. If, in the reasonable and good faith opinion of the managing Underwriter or Underwriters, the registration of all, or part of, the Conversion Securities requested to be included in such registration and any other securities to be included in such registration jeopardize the success of the offering by the Company or the holders of securities initiating such registration, then (i) the Company shall not be cutback and (ii) the Conversion Shares and any other securities requested for inclusion pursuant to similar piggyback rights shall be reduced pro rata in accordance with the number of securities that each such person has requested be included in the registration.

[Lender]
[Date]

4. Representations and Warranties of the Company. The Company hereby represents and warrants to Lender, subject to Schedule 3 hereof, that, as of the date hereof and as of the date upon which the Equity Condition is satisfied:

a. The Company is duly organized, validly existing and in good standing under the laws of the state of Delaware and has the requisite power and authorization to own its properties and to carry on its business as now being conducted.

b. The Company has the requisite corporate power and authority to enter into and perform its obligations under the Transaction Documents and to issue the Note in accordance with its terms. The execution and delivery of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Note, the reservation for issuance and the issuance of the Conversion Shares, have been duly authorized by the Company's board of directors and (other than such filings as may be required by any state securities agencies) no further filing, consent, or authorization is required by the Company, its board of directors, its stockholders or any third party. The Transaction Documents have been duly executed by the Company and (subject to delivery and the execution and delivery of the Transaction Documents by Lender) constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or generally affecting, creditors' rights and remedies.

c. The issuance of the Note and the Conversion Shares have been duly authorized and upon issuance in accordance with the terms of the Transaction Documents shall be free from all taxes, liens, pre-emptive rights and charges with respect thereto. Upon issuance, the Conversion Shares will be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, taxes, liens and charges with respect to the issue thereof.

[Lender]
[Date]

d. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Note and the Conversion Shares) will not (i) violate the Certificate of Incorporation or by-laws of the Company, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company is a party, or (iii) result in a violation of any material law, rule, regulation, order, judgment or decree applicable to the Company or by which any property or asset of the Company is bound.

5. Representations and Warranties of the Lender. Lender hereby represents and warrants to the Company as follows:

a. Lender is acquiring the Note, and will (subject to satisfaction of the Equity Condition) be acquiring the Conversion Shares, in each case for [its/his/her] own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the Securities Act of 1933 (the “1933 Act”);

b. Lender is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the 1933 Act;

c. Lender understands that the securities to be acquired by Lender pursuant to the Transaction Documents (the “Securities”), including without limitation the Conversion Shares, are being offered for sale and sold to Lender in reliance upon specific exemptions from the registration requirements of Federal and state securities laws and that in determining the eligibility of Lender to acquire the Securities, the Company is relying in part upon the truth and accuracy of, and Lender’s compliance with, the representations, warranties, agreements and acknowledgments of Lender set forth herein.

d. Lender and Lender’s advisers, if any, have been provided with all materials relating to the Company’s business operations, prospects and financial condition, and all materials relating to the offer and sale of the Securities, that Lender has deemed necessary in order to make an informed investment decision with respect to an investment in the Securities. Lender and Lender’s advisers, if any, have been afforded the opportunity to ask questions of the Company and its management regarding the same. Lender understands that Lender’s investment in the Securities involves a high degree of risk. Lender has sought such accounting, legal and tax advice as it has deemed necessary or appropriate in order to make an informed decision regarding the purchase of the Securities, and is not relying on the Company for any such accounting, legal or tax advice. In making its decision to acquire the Securities, Lender has not relied upon any information other than information provided to Lender by the Company and contained herein.

[Lender]
[Date]

e. Lender understands that: (i) the Securities have not been registered under the 1933 Act or any state securities laws, are “restricted securities” as such term is defined in Rule 501 promulgated under the 1933 Act and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) Lender shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that any Securities to be sold, assigned or transferred are exempt from registration, or (C) Lender provides the Company with reasonable assurance, including an opinion of counsel in a generally acceptable form that such Securities can be sold, assigned or transferred pursuant to Rule 144 promulgated under the 1933 Act, as amended, or successor rules thereto (“Rule 144”); and (ii) any sale of Securities made in reliance upon Rule 144 may be made only in accordance with the terms thereof and further, if Rule 144 is not applicable, any re-sale of Securities under circumstances in which the seller (or the person through whom or which the sale is made) may be deemed to be an underwriter for purposes of the 1933 Act and may require compliance with some other exemption under the 1933 Act or the rules and regulations promulgated thereunder.

f. Lender understands that the Note and (unless they have been registered under the 1933 Act) the certificates representing the Conversion Shares, shall bear any legend required by the “blue sky” laws of any state, and a restrictive legend in substantially the following form:

“THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A REASONABLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.”

Lender further understands that the Note shall bear a legend stating that the sale, assignment or other transfer of the Note is subject to restrictions set forth in this Agreement. Lender understands (and the Company agrees) that upon the request of the holder of the Securities, the legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of said Securities if, unless otherwise required by state securities law, (i) such Securities are registered for re-sale under the 1933 Act, (ii) in connection with a sale, assignment or other transfer, such holder provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable provisions of the 1933 Act, or (ii) such holder provides the Company with reasonable assurance, including an opinion of counsel in a generally acceptable form, that the Securities can be sold, assigned or transferred pursuant to Rule 144(b)(1)(i), without the need to comply with the requirements set forth in Rule 144(c)(1).

g. Lender understands that neither the Commission nor any securities commission or other governmental authority of any state, country or other jurisdiction has approved the issuance of the Securities or passed upon or endorsed the merits of the Securities or this letter agreement, or confirmed the accuracy of, determined the adequacy of, or reviewed this letter agreement or the Securities.

[Lender]
[Date]

h. Lender is unaware of, and in deciding to purchase the Securities is in no way relying upon, and did not become aware of the offer of the Securities through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media, or broadcast over television or radio or the internet, in connection with the offer of the Securities.

6. Assignment, Transfer, etc.

a. Lender may not be sell, assign or transfer and its rights under this letter agreement or the Note other than (i) in compliance with applicable securities laws and (ii) with the prior written consent of the Company, provided, however, that (subject to clause b. hereof) Lender may sell, assign or transfer the Note (in whole but not in part) upon prior written notice to the Company to any Affiliate. For purposes of this Note, the term “Affiliate” means (A) if the Lender is a juridical entity, any person that controls, is controlled by or under common control with, Lender, and (B) if the Lender is a natural person, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of Lender, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or Lender) control the management of assets, and any other entity in which these persons (or Lender) own more than fifty percent of the voting interests.

b. It shall be a pre-condition to the effectiveness of any sale, assignment or transfer that the assignee agree in writing to be bound by the terms of this Agreement and the Note. The term “Lender” as used in this letter agreement shall include any permitted assignee pursuant to this paragraph 6.

7. Miscellaneous.

a. Any notice given hereunder shall be valid and effective only if made in writing and delivered by U.S. certified mail, postage prepaid, or by reputable overnight courier service, with a copy via facsimile or e-mail, addressed as follows:

If to the Company:	Primus Therapeutics, Inc.
23 Orchard Road, Suite 105
Princeton, NJ 08558-2644
Attention: Dennis M. O’Donnell
President & Chief Executive Officer
Telephone: (908) 601-1338
Facsimile: (360) 272-7472
Email: dodonnell@primus.us.com

[Lender]
[Date]

With a copy (which shall not	Sheldrick & Co., PLLC
constitute notice) to:	250 Park Avenue, Suite 700
New York, NY 10177
Attention: Andrew W. Sheldrick, Esq.
Telephone: (646) 350-0469, ext 101
Facsimile: (646) 390-8724
Email: asheldrick@sheldricklaw.net

If to Lender:	[Lender]
[Address]
[Address]
Attention: [ ]
Telephone: (xxx) xxx-xxxx
Facsimile: (xxx) xxx-xxxx
Email: [ ]

b. All questions concerning the construction, validity, enforcement and interpretation of this letter agreement shall be governed by New York law. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address specified in Section 5.a. and agrees that such service shall constitute good and sufficient service of process and notice thereof, provided, however, that nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS LETTER AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

c. This letter agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

d. If any provision of this letter agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this letter agreement in that jurisdiction or the validity or enforceability of any provision of this letter agreement in any other jurisdiction.

[Lender]
[Date]

e. The Transaction Documents contain the entire understanding of the parties with respect to the matters covered herein and therein. No provision of this letter agreement may be amended other than by an instrument in writing signed by the Company and Lender.

f. This letter agreement is intended for the benefit of the parties hereto and their respective permitted assigns and successors-in-interest, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

g. The representations and warranties of Lender shall survive the delivery of the Note and the issuance of the Conversion Shares.

h. The parties shall each do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this letter agreement and the consummation of the transactions contemplated hereby.

i. The language used in this letter agreement shall be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

[Remainder of page intentionally blank]

[Lender]
[Date]

Kindly confirm your agreement to the foregoing by signing one counterpart of this letter agreement and return the same to the Company.

Sincerely,

PRIMUS THERAPEUTICS, INC.

By:  _______________________
        [Name]
        [Title]

Amount of Loan: $[ ]
Lender’s Taxpayer ID Number:
Acknowledged and agreed this [ ] day of [ ], 2011:
[LENDER]
By: _______________________
Name:

Exhibit A

Form of Convertible Promissory Note

[See Attached]

THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS NOTE, AND THE SECURITIES INTO WHICH THEY ARE CONVERTIBLE, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A REASONABLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. THIS NOTE MAY NOT BE SOLD, ASSIGNED OR OTHERERWISE TRANSFERRED OTHER THAN WITH THE CONSENT OF THE ISSUER IN ACCORDANCE WITH A LOAN AGEREMENT DATED JANUARY [ ], 2011 PURSUANT TO WHICH THIS NOTE IS ISSUED.

PRIMUS THERAPEUTICS, INC.
CONVERTIBLE PROMISSORY NOTE

Principal Amount: U.S. $[ ]	Issuance Date: [Date ]
Interest Rate: 8% per annum	Maturity Date: [2 Years Following Issuance Date]

FOR VALUE RECEIVED, PRIMUS THERAPEUTICS, INC., a Delaware corporation (the “Company”) hereby promises to pay to the order of [Lender] or Lender’s permitted assigns (the “Holder”) the outstanding Principal Amount of this Note upon the Maturity Date specified above, with interest on the outstanding Principal Amount at the rate of eight percent (8%) per annum, running from the Issuance Date specified above until the Principal Amount and all accrued but unpaid Interest has been paid in full, whether upon an Interest Payment Date (as defined in Section 1 below) or the Maturity Date. This note (the “Note”) is issued pursuant to Section 1 of that certain letter agreement between the Company and the Holder dated as of January 4, 2011 (the “Loan Agreement”), and the representations, warranties, covenants and agreements set forth in the Loan Agreement are deemed incorporated herein by reference. Capitalized terms used herein and not otherwise defined have the meanings specified in the Loan Agreement.

1. Interest. Interest on this Note shall commence accruing on the Issuance Date and shall be computed on the basis of a 365-day year and actual days elapsed and shall be payable in arrears to the holder of record of this Note on the anniversary of the Issuance Date and quarterly thereafter until this Note is repaid in full (each such date, an “Interest Payment Date”). If any Interest Payment Date would, except for the application of this sentence, falls on a day that is not a Business Day, the Interest Payment Date shall be deemed to fall on the next succeeding Business Day.

2. Default Interest. Upon the occurrence of any Event of Default as defined in Section 5.b(i) hereof, the Company shall pay, in addition to the amount specified in Section 1 hereof, default interest at the rate of 5 percent (5%) on the principal amount of the loan then due and outstanding, commencing from the date upon which the Event of Default occurs through and including the day upon which all amounts then due have been paid in full or the Event of Default has been cured, whichever shall first occur.

3. Prepayment. The Company may prepay the Principal Amount, in whole or in part, together with interest thereon, without penalty or make-whole payment, at any time, provided, however, that the Company shall not make any such prepayment prior to [date that is thirteen months from date of issuance].

4. Automatic Conversion. In the event that the Company completes an Offering prior to the Maturity Date, the outstanding Loan Balance shall automatically be converted, as of the closing of such Offering and without further action by the Holder, into a number shares of the Company’s Common Stock determined by dividing the outstanding Loan Balance as of the date upon which the Offering is completed by the applicable Conversion Price.

5. Events of Default.

a. Upon the occurrence of any Event of Default as defined in paragraph b. hereof, the Holder may, by written notice to the Company, declare the outstanding Principal Amount of this Note, together with accrued interest thereon, to be due and payable, and the outstanding Principal amount of this Note together with such interest shall thereupon immediately become due and payable without presentment, further notice, protest or other requirements of any kind (all of which are hereby expressly waived by the Company.) The Company shall pay to the Holder upon demand any costs and expenses of the Holder (including, without limitation, reasonable attorneys’ fees) incurred in collecting any amounts due pursuant to this Section 4.a.

b. The following shall constitute an “Event of Default” for purposes of this Note:

(i)	The Company fails to pay any amount due on this Note within 5 Business Days of the due date;

(ii)	The Company fails to comply with or observe any material covenant or obligation under the Loan Agreement (including without limitation the obligation to issue the Conversion Shares) and such failure is not cured within five (5) days of the Company receiving written notice thereof from the Holder, unless the Lender has waived such default or granted any forbearance with respect thereto, in each case in writing;

(iii)	The Company is default of any material obligation under any other agreement for the borrowing of money, subject to any provisions regarding notice or cure under such other agreement, unless the obligee shall have granted any waiver or forbearance with respect thereto;

(iv)	Any representation or warranty of the Company given hereunder is materially untrue on the date as to which such representation or warranty is given;

(v)	Following the satisfaction of the Equity Condition, the Company shall fail to make any filing required under the Securities Exchange Act of 1934 and the regulations promulgated thereunder, after giving effect to any extensions provided for therein;

(vi)	The Company shall generally fail to pay its debts as they become due;

(vii)	The Company, pursuant to Title 11, U.S. Code, or any similar Federal or state law for the relief of debtors (collectively, “Bankruptcy Law”), (A) commences a voluntary case, (B) consents to the entry of an order for relief against it in an involuntary case, (C) consents to the appointment of a receiver, trustee, assignee, liquidator or similar official (a “Custodian”), or (D) makes a general assignment for the benefit of its; and

(viii)	A court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (A) is for relief against the Company in an involuntary case, (B) appoints a Custodian of the Company or (C) orders the liquidation of the Company and such order or decree remains undismissed or unstayed for a period of sixty (60) days.

6. Transfer. This Note may be not be offered, sold, assigned or transferred by the Holder without the written consent of the Company in accordance with the provisions set forth in the Loan Agreement.

8. Security. This Note shall not be secured.

9. Construction; Headings. This Note shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any Person as the drafter hereof. The headings of this Note are for convenience of reference and shall not form part of, or affect the interpretation of, this Note.

7. Failure of Indulgence or Waiver. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

8. Notices. Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with Section 5.a. of the Loan Agreement.

9. Waiver of Notice. To the extent permitted by law, the Company hereby waives demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note.

10. Governing Law; Jurisdiction; Jury Trial. This Note shall be construed and enforced in accordance with New York law. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan, for the adjudication of any dispute arising hereunder or in connection herewith and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each of the parties hereto irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof at the address set forth in Section 5.a. of the Loan Agreement, or in the case of a transferee of any Note, at such address as is provided to the Company by such holder at the time of such transfer, and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Note. EACH OF THE COMPANY AND THE HOLDER HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS NOTE OR ANY TRANSACTION CONTEMPLATED HEREBY.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the Issuance Date specified above.

PRIMUS THERAPEUTICS, INC.

By:  _______________________
        [Name]
        [Title]